EXHIBIT 32.1
SECTION 1350 CERTIFICATION

CERTIFICATION PURSUANT TO
13 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Enviro Voraxial Technology, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Alberto DiBella, Chief Executive Officer and Principal Financial Officer of the Company, certify, pursuant to 13 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 15, 2009

/s/ Alberto DiBella
Alberto DiBella

Chief Executive Officer and Principal Financial Officer